Financial income (Tables)	12 Months Ended
Dec. 31, 2021
Financial income
Schedule of financial income

DKK thousand	2021	2020	2019
Interest income from financial assets measured at amortized costs	44	895	5,413
Fair value adjustments of marketable securities, cf. note 22	1,852	0	837
Fair value adjustments of other investments, cf. note 16	0	936	2,009
Exchange rate adjustments (primarily on USD deposits)	39,315	0	5,518
Dividend, marketable securities	0	191	878
Total financial income	41,211	2,022	14,655